SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                     FORM 8K

                                  -------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 13, 2000
                                                         ----------------


                         COMMUNITY BANCORP OF NEW JERSEY
                         -------------------------------
                 (Name of Small Business Issuer in Its Charter)


         NEW JERSEY                                  22-3495574
--------------------------------         ------------------------------------
(State or Other Jurisdiction of          (I.R.S. Employee Identification No.)
 Incorporation or Organization)


3535 Highway 9 North, Freehold, New Jersey                07728
------------------------------------------                -----
 (Address of Principal Executive Offices)               (Zip Code)


                                 (732) 863-9000
                                 --------------
                           (Issuer's Telephone Number)

Item 5. Other Events
        ------------

        On October 13, 2000, the Registrant issued a press release announcing 3rd quarter 2000 results.


Item 7. Exhibits.
        --------

        The following exhibit is filed with this Current Report on Form 8-K.

        Exhibit No.      Description
        -----------      -----------
          99(a)          Press  release  issued  October 13, 2000 announcing 3rd
                         quarter 2000 results.

                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            COMMUNITY BANCORP OF NEW JERSEY
                                            -------------------------------
                                                     (Registrant)



Dated: October 17, 2000                     By:  /s/  Robert D. O'Donnell
                                               ------------------------------
                                                     ROBERT D. O'DONNELL
                                                      President and CEO

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K



Exhibit No.              Description                                Page Number
-----------              -----------                                -----------
  99(a)                  Press release announcing 3rd quarter           5-7
                         2000 results